Pilgrim’s Pride Corporation (NASDAQ: PPC) Financial Results for First Quarter Ended March 28, 2021

Cautionary Notes and Forward-Looking Statements  Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation and its management are considered forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: the impact of the COVID-19 pandemic, efforts to contain the pandemic and resulting economic downturn on our operations and financial condition, including the risk that our health and safety measures at Pilgrim’s Pride production facilities will not be effective, the risk that we may be unable to prevent the infection of our employees at these facilities, and the risk that we may need to temporarily close one or more of our production facilities; the risk that we may experience decreased production and sales due to the changing demand for food products; the risk that we may face a significant increase in delayed payments from our customers; and additional risks related to COVID-19 set forth in our Form 10-Q filed with the SEC; matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channel, including anti-dumping proceedings and countervailing duty proceedings; and the impact of uncertainties of litigation and other legal matters described in our Quarterly Report on Form 10-Q, including the In re Broiler Chicken Antitrust Litigation, as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The forward-looking statements in this release speak only as of the date hereof, and the Company undertakes no obligation to update any such statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements.. 2

 Trailing 8-Month placements up 1.5% vs. year ago  Growth in placements will help offset rising pullet mortality and lower flock productivity Pullet Placements Modestly Up 1.7% in Q1 Source: USDA 3 Intended Pullet Placements - 2,000 4,000 6,000 8,000 10,000 12,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Th ou sa nd H ea d 2020 2021 5 Yr. Avg.

Hatching Layers Slightly Increasing but Egg Productivity Results are Mixed Source: USDA 4  Increased broiler layer flock, improvements in eggs/100, and reduced egg exports are contributing to growth in domestic egg supply.  Eggs/100 productivity in Q1 down 0.6% due to February weakness, but March values indicate return to trend of improving egg production.

5 Egg Sets Down 0.9% in Q1, Impacted by Feb Weather Events; while, Hatchery Utilization Generally In-line With 5-Yr Avg in Q1 78.0% 80.0% 82.0% 84.0% 86.0% 88.0% 90.0% 92.0% 94.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec % 2020 2021 5 Yr. Avg. 170,000 180,000 190,000 200,000 210,000 220,000 230,000 240,000 250,000 Th ou sa nd s of E gg s Chicken Egg Sets by Week - USDA 5 Year Range 2019 2020 2021 5 Yr. Avg. Hatchery Utilization by Month - Agristats Source: USDA and Agristats

Source: USDA 6 Significant Decline in 1Q Hatchability vs. 5-Yr Average and Prior Year 74.0% 75.0% 76.0% 77.0% 78.0% 79.0% 80.0% 81.0% 82.0% 83.0% % Chicken Hatchability by Week - USDA 5 Year Range 2019 2020 2021 5 Yr. Avg.

Source: USDA 7 Avg Broiler Placements Down 2.1% in Q1 as a Result of Fewer Sets and Lower Hatchability 160,000 165,000 170,000 175,000 180,000 185,000 190,000 195,000 H ea d (0 00 ) Chicken Broiler Placed by Week- USDA 5 Year Range 2019 2020 2021 5 Yr. Avg.

Source: USDA 8 Growth Remains Concentrated in 6.26-7.75 LBS Categories and Continuing Reduction in Small Birds

Inventories Have Continued to Decline and Well Below vs. Year Ago Levels Source: USDA  Total inventories decline another 4% M/M in March and are now down almost 20% Y/Y.  Breast meat inventories fell 10% M/M.  LQ inventories also remain extremely low, down 29% Y/Y.  Wings inventories maintain low levels. 9 500,000 600,000 700,000 800,000 900,000 1,000,000 1,100,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec LB S (0 00 ) Total Chicken Inventories 2019 2020 2021 5 Yr. Avg.

Strength in All Cuts Driving Total Cutout to Track Well Above Seasonal 5-Yr Range Throughout Q1 Source: PPC, EMI 10 99.63 40.00 50.00 60.00 70.00 80.00 90.00 100.00 110.00 1/ 8 1/ 22 2/ 5 2/ 19 3/ 5 3/ 19 4/ 2 4/ 16 4/ 30 5/ 14 5/ 28 6/ 11 6/ 25 7/ 9 7/ 23 8/ 6 8/ 20 9/ 3 9/ 17 10 /1 10 /1 5 10 /2 9 11 /1 2 11 /2 6 12 /1 0 12 /2 4 1/ 7 Ce nt s/ Lb 5 Year Range 2019 2020 2021 5 Yr. Avg.

Source: USDA 11 BSB, Tenders, and Wings Strong and Trending at High Levels During Q1 44.46 20.00 25.00 30.00 35.00 40.00 45.00 50.00 1/ 5 2/ 4 3/ 6 4/ 5 5/ 5 6/ 4 7/ 4 8/ 3 9/ 2 10 /2 11 /1 12 /1 Ce nt s/ Lb USDA Leg Quarters NE 5 Year Range 2019 2020 2021 5 Year Average 168.54 75.00 85.00 95.00 105.00 115.00 125.00 135.00 145.00 155.00 165.00 175.00 1/ 5 2/ 4 3/ 6 4/ 5 5/ 5 6/ 4 7/ 4 8/ 3 9/ 2 10 /2 11 /1 12 /1 Ce nt s/ Lb USDA Boneless/Skinless Breast NE 5 Year Range 2019 2020 2021 5 Year Average 291.16 75.00 125.00 175.00 225.00 275.00 325.00 1/ 5 2/ 4 3/ 6 4/ 5 5/ 5 6/ 4 7/ 4 8/ 3 9/ 2 10 /2 11 /1 12 /1 Ce nt s/ Lb USDA Whole Wings NE 5 Year Range 2019 2020 2021 5 Year Average 195.64 75.00 95.00 115.00 135.00 155.00 175.00 195.00 215.00 235.00 1/ 5 2/ 4 3/ 6 4/ 5 5/ 5 6/ 4 7/ 4 8/ 3 9/ 2 10 /2 11 /1 12 /1 Ce nt s/ Lb USDA Tenders NE 5 Year Range 2019 2020 2021 5 Year Average

12 WOG Pricing In Q1 Trended Near 5-Yr Avg; Strong Start in Early Q2 Source: EMI 99.4 40.0 50.0 60.0 70.0 80.0 90.0 100.0 110.0 120.0 1/ 3 1/ 17 1/ 31 2/ 14 2/ 28 3/ 13 3/ 27 4/ 10 4/ 24 5/ 8 5/ 22 6/ 5 6/ 19 7/ 3 7/ 17 7/ 31 8/ 14 8/ 28 9/ 11 9/ 25 10 /9 10 /2 3 11 /6 11 /2 0 12 /4 12 /1 8 Ce nt s/ Lb . EMI WOG 2.5-4.0 LBS 5 Year Range 2019 2020 2021 5 Year Average

Corn Stocks Tighten  US corn stocks continues to be lowered by USDA, tightening to stocks similar to levels last seen in 2013  The market continues to watch the corn export pace and domestic use with tighter stocks/use Source: USDA 13

Soybean Stocks Tighten  USDA decreased soybean ending stocks in 2020 to levels previously seen before the trade war  U.S. exports of soybeans and U.S. demand both continues to be a driving factor for tightening stocks Source: USDA 14

First Quarter 2021 Financial Review

Main Indicators ($M)	Q1-21	Q1-20
Net Revenue	3,273.4	3,074.9
Gross Profit	261.2	177.1
SG&A	102.8	92.7
Operating Income	158.5	84.4
Net Interest	28.0	31.0
Net Income	100.2	67.3
Earnings Per Share (EPS)	0.41	0.27
Adjusted EBITDA*	253.8	165.5
*Adjusted EBITDA Margin**	*7.8%*	*5.4%*

* This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to GAAP.

- U.S.: QSR and retail maintaining strength while commodity much improved due to better foodservice demand, operationally weather events and labor tightness impacting MIX; Mexico: Strength continues on balanced supply/demand conditions, improving macro; UK/Europe: Higher feed, lower volume on foodservice, COVID-19 mitigation costs, and China export constraints; partially offset by innovation and operational improvements.
- SG&A higher due to legal costs and increased brand investments in U.S. and MX.
- Adjusted Q1-21 EBITDA reflects portfolio balance, Key Customer strategy, and geographical diversification.

In $M	U.S.	EU	MX
Net Revenue	1,999.6	854.7	419.1
Operating Income	68.1	10.5	79.8
Operating Income Margin	*3.4%*	*1.2%*	*19.0%*

Source: PPC

All about great taste.

15

Fiscal Year 2021 Capital Spending Capex (US$M) Source: PPC  Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects.  New strategic projects will support key customers growth and emphasize our focus on achieving a balanced portfolio. 16 Capex (US$M)

Investor Relations Contact Investor Relations: Dunham Winoto Investor Relations E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 17

APPENDIX 18

Appendix: Reconciliation of Adjusted EBITDA Source: PPC. “EBITDA” is defined as the sum of net income plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (1) foreign currency transaction loss (gain), (2) transaction costs from business acquisitions, (3) DOJ agreement & litigation settlements, (4) negative adjustment to previously recognized gain on bargain purchase, (5) shareholder litigation settlement, (6) deconsolidation of subsidiary and (7) net income attributable to noncontrolling interest. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA applicable to continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under U.S. GAAP. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. In addition, other companies in our industry may calculate these measures differently limiting their usefulness as a comparative measure. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. These limitations should be compensated for by relying primarily on our U.S. GAAP results and using EBITDA and Adjusted EBITDA only on a supplemental basis. 19Source: PPC

Appendix: Reconciliation of Adjusted EBITDA Source: PPC. (a) Interest expense, net, consists of interest expense less interest income. (b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset’s acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction loss (gain) in the Condensed Consolidated Statements of Income. (c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions. (d) On October 13, 2020, Pilgrims announced that we have entered into a plea agreement (the “Plea Agreement”) with the DOJ. As a result of the Plea Agreement, we recognized a fine of $110,524,140. On February 23, 2021, the Colorado Court approved the Plea Agreement and assessed a fine of $107.9 million. This difference recognized in the three months ended March 28, 2021 was offset by an amount recognized in anticipation of a probable settlement in ongoing litigation. (e) The gain on bargain purchase was recognized as a result of the PPL acquisition in October 2019. The amount shown above represents a working capital adjustment to the previously recorded gain on bargain purchase. (f) Shareholder litigation settlement is income received as a result of a settlement in the first quarter of 2020. (g) This represents a gain recognized as a result of deconsolidation of a subsidiary. 20Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Three Months Ended March 28, 2021 March 29, 2020 (In thousands) Net income $ 100,468 $ 67,449 Add: Interest expense, net(a) 27,968 30,998 Income tax expense 35,358 38,512 Depreciation and amortization 86,532 79,773 EBITDA 250,326 216,732 Add: Foreign currency transaction loss (gain)(b) 2,514 (18,385) Transaction costs related to acquisitions(c) — 215 DOJ agreement & litigation settlements(d) 2,399 — Minus: Negative adjustment to previously recognized gain on bargain purchase(e) — (1,740) Shareholder litigation settlement(f) — 34,643 Deconsolidation of subsidiary(g) 1,131 — Net income attributable to noncontrolling interest 260 181 Adjusted EBITDA $ 253,848 $ 165,478

Appendix: Reconciliation of LTM Adjusted EBITDA 21 Source: PPC. The summary unaudited consolidated income statement data for the twelve months ended March 28, 2021 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the three months ended March 29, 2020 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 27, 2020 and (2) the applicable unaudited consolidated income statement data for the three months ended March 28, 2021. Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Three Months Ended LTM Ended June 28, 2020 September 27, 2020 December 27, 2020 March 28, 2021 March 28, 2021 (In thousands) Net income $ (6,400) $ 33,691 $ 330 $ 100,468 $ 128,089 Add: Interest expense, net 31,165 28,801 27,849 27,968 115,783 Income tax expense (2,956) 22,344 8,855 35,358 63,601 Depreciation and amortization 84,603 84,265 88,463 86,532 343,863 EBITDA 106,412 169,101 125,497 250,326 651,336 Add: Foreign currency transaction losses 5,525 9,092 4,528 2,514 21,659 Transaction costs related to acquisitions (81) — — — (81) DOJ agreement & litigation settlements — 110,524 75,000 2,399 187,923 Restructuring charges — — 123 — 123 Hometown Strong commitment — 14,506 494 — 15,000 Minus: Negative adjustment to previously recognized gain on bargain purchase — (2,006) — — (2,006) Deconsolidation of subsidiary — — — 1,131 1,131 Net income (loss) attributable to noncontrolling interest (364) 245 251 260 392 Adjusted EBITDA $ 112,220 $ 304,984 $ 205,391 $ 253,848 $ 876,443

Appendix: Reconciliation of EBITDA Margin 22 Source: PPC. EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by net sales for the applicable period. EBITDA margins are presented because they are used by management and we believe it is frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies. Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of EBITDA Margin (Unaudited) Three Months Ended Three Months Ended March 28, 2021 March 29, 2020 March 28, 2021 March 29, 2020 (In thousands) Net income $ 100,468 $ 67,449 3.07% 2.19 % Add: Interest expense, net 27,968 30,998 0.85% 1.01 % Income tax expense 35,358 38,512 1.08% 1.25 % Depreciation and amortization 86,532 79,773 2.64% 2.59 % EBITDA 250,326 216,732 7.64% 7.04 % Add: Foreign currency transaction losses (gains) 2,514 (18,385) 0.07% (0.59) % Transaction costs related to acquisitions — 215 — % 0.01 % DOJ agreement & litigation settlements 2,399 — 0.07% — % Minus: Negative adjustment to previously recognized gain on bargain purchase — (1,740) — % (0.06) % Shareholder litigation settlement — 34,643 — % 1.13 % Deconsolidation of subsidiary 1,131 — 0.03% — % Net income attributable to noncontrolling interest 260 181 0.01% 0.01 % Adjusted EBITDA $ 253,848 $ 165,478 7.74% 5.38 % Net sales $ 3,273,425 $ 3,074,928 $ 3,273,425 $ 3,074,928

Appendix: Reconciliation of Adjusted EBITDA by Segment 23 Source: PPC. Source: PPC

Appendix: Reconciliation of Adjusted Net Income 24 Source: PPC. Adjusted net income attributable to Pilgrim's Pride Corporation ("Pilgrim's") is calculated by adding to Net income attributable to Pilgrim's certain items of expense and deducting from Net income attributable to Pilgrim's certain items of income. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with U.S. GAAP, to compare the performance of companies. Management also believe that this non-U.S. GAAP financial measure, in combination with our financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of such charges on net income attributable to Pilgrim’s Pride Corporation per common diluted share. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is not a measurement of financial performance under U.S. GAAP, has limitations as an analytical tool and should not be considered in isolation or as a substitute for an analysis of our results as reported under U.S. GAAP. Management believes that presentation of adjusted net income attributable to Pilgrim’s provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of net income attributable to Pilgrim’s Pride Corporation per common diluted share to adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is as follows: Source: PPC (a) Net tax expense (benefit) of adjustments represents the tax impact of all adjustments shown above. PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Three Months Ended March 28, 2021 March 29, 2020 (In thousands, except per share data) Net income attributable to Pilgrim's $ 100,208 $ 67,268 Add: Foreign currency transaction losses (gains) 2,514 (18,385) Transaction costs related to acquisitions — 215 DOJ agreement & litigation settlements 2,399 — Minus: Negative adjustment to previously recognized gain on bargain purchase — (1,740) Shareholder litigation settlement — 34,643 Deconsolidation of subsidiary 1,131 — Adjusted net income attributable to Pilgrim's before tax impact of adjustments 103,990 16,195 Net tax impact of adjustments(a) (942) 12,722 Adjusted net income attributable to Pilgrim's $ 103,048 $ 28,917 Weighted average diluted shares of common stock outstanding 243,858 249,622 Adjusted net income attributable to Pilgrim's per common diluted share $ 0.42 $ 0.12

Appendix: Reconciliation of GAAP EPS to Adjusted EPS 25 Source: PPC. Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: Source: PPC (a) Net tax impact of adjustments represents the tax impact of all adjustments shown above. PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Three Months Ended March 28, 2021 March 29, 2020 (In thousands, except per share data) GAAP EPS $ 0.41 $ 0.27 Add: Foreign currency transaction losses (gains) 0.01 (0.07) Transaction costs related to acquisitions — — DOJ agreement & litigation settlements — — Minus: Negative adjustment to previously recognized gain on bargain purchase — (0.01) Shareholder litigation settlement — 0.14 Deconsolidation of subsidiary — — Adjusted EPS before tax impact of adjustments 0.42 0.07 Net tax impact of adjustments(a) — 0.05 Adjusted EPS $ 0.42 $ 0.12 Weighted average diluted shares of common stock outstanding 243,858 249,622

Appendix: Supplementary Selected Segment and Geographic Data 26 Source: PPC. Source: PPC PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Three Months Ended March 28, 2021 March 29, 2020 (In thousands) Sources of net sales by geographic region of origin: U.S. $ 1,999,559 $ 1,926,880 U.K. and Europe 854,734 822,262 Mexico 419,132 325,786 Total net sales $ 3,273,425 $ 3,074,928 Sources of cost of sales by geographic region of origin: U.S. $ 1,866,700 $ 1,788,777 U.K. and Europe 816,926 770,134 Mexico 328,570 338,942 Elimination (14) (24) Total cost of sales $ 3,012,182 $ 2,897,829 Sources of gross profit by geographic region of origin: U.S. $ 132,859 $ 138,103 U.K. and Europe 37,808 52,128 Mexico 90,562 (13,156) Elimination 14 24 Total gross profit $ 261,243 $ 177,099 Sources of operating income by geographic region of origin: U.S. $ 68,125 $ 85,052 U.K. and Europe 10,495 23,190 Mexico 79,830 (23,880) Elimination 14 24 Total operating income $ 158,464 $ 84,386